UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 31, 2005


                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)


               Delaware                    1-11484             13-3652685
     (State or Other Jurisdiction        (Commission          (IRS Employer
           of Incorporation)            File Number)       Identification No.)



                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)


                                 (206) 654-0204
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02         Results of Operations and Financial Condition*


On March 31, 2005, the Registrant issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits


                  (c)      Exhibits


                           99.1 Press release dated March 31, 2005 announcing the Registrant's financial results for the year ended December 31, 2004.









* The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      HUNGARIAN TELEPHONE AND CABLE CORP.



Date: March 31, 2005                  By:    /s/ Peter T. Noone
                                             ----------------------------
                                            Peter T. Noone
                                            General Counsel

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  Exhibit Index



           Exhibit             Description of Document
           Number

           99.1                Press   Release   dated  March  31,  2005
                               announcing   the Registrant's  financial
                               results  for the fiscal  year ended
                               December 31, 2004.